POWER OF ATTORNEY

Know all men by these presents:

That I, David J. Castellani, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

PRIAC Variable Contract Account A and group and individual annuity contracts, to the extent they represent participating interest in such account;

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of October, 2006.

/s/ David J. Castellani

David J. Castellani

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, John T. Fleurant, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

PRIAC Variable Contract Account A and group and individual annuity contracts, to the extent they represent participating interest in such account;

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 2006.

/s/ John T. Fleurant

John T. Fleurant

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, John J. Kalamarides, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

PRIAC Variable Contract Account A and group and individual annuity contracts, to the extent they represent participating interest in such account;

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of August, 2007.

/s/ John J. Kalamarides

John J. Kalamarides

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Kevin M. Lalor, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

PRIAC Variable Contract Account A and group and individual annuity contracts, to the extent they represent participating interest in such account;

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of August, 2007.

/s/ Kevin M. Lalor

Kevin M. Lalor

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, John Y. Kim, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

PRIAC Variable Contract Account A and group and individual annuity contracts, to the extent they represent participating interest in such account;

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of October, 2006.

/s/ John Y. Kim

John Y. Kim

Chairman, Director

POWER OF ATTORNEY

Know all men by these presents:

That I, James J. Mallozzi, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

PRIAC Variable Contract Account A and group and individual annuity contracts, to the extent they represent participating interest in such account;

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of October, 2006.

/s/ James J. Mallozzi

James J. Mallozzi

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, James M. O’Connor, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

PRIAC Variable Contract Account A and group and individual annuity contracts, to the extent they represent participating interest in such account;

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of October, 2006.

/s/ James M. O’Connor

James M. O’Connor

Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Scott G. Sleyster, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, and JOHN M. EWING or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

PRIAC Variable Contract Account A and group and individual annuity contracts, to the extent they represent participating interest in such account;

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of September, 2006.

/s/ Scott G. Sleyster

Scott G. Sleyster

Director